FORM 4 - JOINT FILER INFORMATION

NAME:                                   Frost Gamma Investments Trust

ADDRESS:                                4400 Biscayne Blvd
                                        Miami, FL 33137

Designated Filer:                       Phillip Frost, M.D.

Issuer and Ticker Symbol:               Vector Group Ltd. (VGR)

Date of Event Requiring
Statement:                              December 29, 2017

FROST GAMMA INVESTMENTS TRUST

    by:   /s/ Phillip Frost MD, as trustee
          --------------------------------
          Phillip Frost, M.D., Trustee

                            JOINT FILER INFORMATION

NAME:                                   Frost Nevada Investments Trust

ADDRESS:                                4400 Biscayne Blvd
                                        Miami, FL 33137

Designated Filer:                       Phillip Frost, M.D.

Issuer and Ticker Symbol:               Vector Group Ltd. (VGR)

Date of Event Requiring
Statement:                              December 29, 2017

FROST NEVADA INVESTMENTS TRUST

    by:    /s/ Phillip Frost MD, as trustee
           --------------------------------
           Phillip Frost, M.D., Trustee